Exhibit 10.41

Lease Renewal Agreement

Effective Date:	January 1, 2013
Ending Date:	December 31, 2014

Leased Premises:	2190 Dividend Drive, Columbus, OH 32228

Landlord:	Dividend Drive LLC

Tenant:	Intellinetics, Inc.

This lease as amended terminates on December 31, 2012.

Landlord and Tenant now desire to further modify and amend the Original Lease. The Landlord and Tenant hereby agree as follows:

Extension of Term: The Lease shall be amended to state that the term of the Lease shall be extended for two (2) years from the current expiration date, such that the lease now shall terminate on December 31, 2014.

Net Rent: The lease shall state that the Tenant shall pay to the Landlord the same amount of rent as in the current lease which is $3,375.00 per month.

ALL OTHER TERMS AND CONDITIONS OF THE LEASE, AS AMENDED, SHALL REMAIN UNCHANGED AND SHALL BE BINDING ON THE LANDLORD AND TENANT AS STATED THEREIN.

Acknowledged and Agreed:

LANDLORD: Dividend Drive LLC		TENANT: Intellinetics, Inc.

By:	/s/ Robert G. Hadley	By:	/s/ Matthew L. Chretien

Name:	Robert G. Hadley	Name:	Matthew L. Chretien

Its:	Manager	Its:	E.V.P./C.T.O.

STATE OF OHIO

COUNTY OF FRANKLIN :SS

One this 20th day of February 2012, before me Matt Chretien, the undersigned Notary Public personally appeared at Intellinetics, a member of Intellinetics personally known to proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed it.

Witness my Hand and Official Seal.

/s/ A. Michael Chretien
Notary’s Signature
A. Michael Chretien
Name (typed or printed)

STATE OF OHIO

COUNTY OF FRANKLIN :SS

One this 21 day of February 2012, before me Robert G. Hadley, the undersigned Notary Public personally appeared Dividend Drive LLC, a member of Dividend Drive, LLC personally known to me/proved to me on the basis of satisfactory evidence to be the person whose name is subscribed to the within instrument, and acknowledged that he/she executed it.

Witness my Hand and Official Seal.

/s/ Keith K. Meadows
Notary’s Signature
Keith K. Meadows
Name (typed or printed)